UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)  October 25, 2005
                                                -------------------------------

                      J.P. MORGAN ACCEPTANCE CORPORATION I
                J.P. MORGAN MORTGAGE ACQUISITION CORP. 2005-OPT1
--------------------------------------------------------------------------------

                      J.P. MORGAN ACCEPTANCE CORPORATION I
             (Exact name of registrant as specified in its charter)

        Delaware                   333-121990-03                13-3475488
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission                (IRS Employer
      of Incorporation)             File Number)             Identification No.)

                                 270 Park Avenue
                            New York, New York 10017
--------------------------------------------------------------------------------
                  (Address of principal executive offices)
                                   (Zip Code)

Registrant's telephone number, including area code   (212) 834-3850
                                                  ------------------------------
                                      N/A
------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This current report on Form 8-K relates to the monthly distribution reported to the holders of J.P. Morgan Mortgage Acquisition Corp. 2005-OPT1 Asset Backed Pass-Through Certificates, Series 2005-OPT1 pursuant to the terms of the Pooling and Servicing Agreement, dated as of July 1, 2005, among J.P. Morgan Acceptance Corporation I, as Depositor, J.P. Morgan Mortgage Acquisition Corp., as Seller, Option One Mortgage Corporation, as Servicer, JPMorgan Chase Bank, N.A. as Securities Administrator, and U.S. Bank N.A, as Trustee.

   On October 25, 2005 distributions were made to the certificateholders. Specific information with respect to these distributions is filed as Exhibit 99.1.

Item 9.1 Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

               Statement to Certificateholders on October 25, 2005,
                 as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                J.P. Morgan Mortgage Acquisition Corp. 2005-OPT1
                Asset Backed Pass-Through Certificates, Series 2005-OPT1


                        J.P. MORGAN ACCEPTANCE CORPORATION I

                 By:    /s/ James Y. Lee
                        --------------------------------------------
                Name:   James Y. Lee
               Title:   Vice President

                Date:   November 2, 2005

        Exhibit Index

      99.1     Statement to Certificateholders on October 25, 2005



                                  Exhibit 99.1


                J.P. MORGAN MORTGAGE ACQUISITION CORP. 2005-OPT1
            ASSET BACKED PASS-THROUGH CERTIFICATES, SERIES 2005-OPT1
                        STATEMENT TO CERTIFICATEHOLDERS
                                October 25, 2005

-----------------------------------------------------------------------------------------------------------------------------------
                                             DISTRIBUTION IN DOLLARS
-----------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL             BEGINNING                                                                           ENDING
               FACE              PRINCIPAL                                                   REALIZED  DEFERRED      PRINCIPAL
CLASS         VALUE              BALANCE        PRINCIPAL       INTEREST         TOTAL       LOSSES    INTEREST      BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
A1        612,849,000.00     579,683,383.79   20,240,165.18     1,895,886.71      22,136,051.89   0.00     0.00       559,443,218.61
A2        223,140,000.00     184,468,099.43   17,165,070.96       582,509.27      17,747,580.23   0.00     0.00       167,303,028.47
A3        303,284,000.00     303,284,000.00            0.00       987,020.93         987,020.93   0.00     0.00       303,284,000.00
A4         40,111,000.00      40,111,000.00            0.00       135,062.65         135,062.65   0.00     0.00        40,111,000.00
M1         60,404,000.00      60,404,000.00            0.00       208,259.57         208,259.57   0.00     0.00        60,404,000.00
M2         46,813,000.00      46,813,000.00            0.00       162,155.03         162,155.03   0.00     0.00        46,813,000.00
M3         29,447,000.00      29,447,000.00            0.00       102,712.77         102,712.77   0.00     0.00        29,447,000.00
M4         27,182,000.00      27,182,000.00            0.00        97,439.92          97,439.92   0.00     0.00        27,182,000.00
M5         24,917,000.00      24,917,000.00            0.00        89,721.96          89,721.96   0.00     0.00        24,917,000.00
M6         23,406,000.00      23,406,000.00            0.00        85,600.94          85,600.94   0.00     0.00        23,406,000.00
M7         21,141,000.00      21,141,000.00            0.00        86,173.07          86,173.07   0.00     0.00        21,141,000.00
M8         18,876,000.00      18,876,000.00            0.00        79,525.64          79,525.64   0.00     0.00        18,876,000.00
M9         15,101,000.00      15,101,000.00            0.00        69,095.46          69,095.46   0.00     0.00        15,101,000.00
M10        15,101,000.00      15,101,000.00            0.00        83,084.86          83,084.86   0.00     0.00        15,101,000.00
P                 100.00             100.00            0.00       571,760.09         571,760.09   0.00     0.00               100.00
R                   0.00               0.00            0.00             0.00               0.00   0.00     0.00                 0.00
TOTALS  1,461,772,100.00   1,389,934,583.22   37,405,236.14     5,236,008.87      42,641,245.01   0.00     0.00     1,352,529,347.08
----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
            ORIGINAL             BEGINNING                                                                           ENDING
               FACE              NOTIONAL                                                   REALIZED  DEFERRED       NOTIONAL
CLASS         VALUE              BALANCE        PRINCIPAL       INTEREST         TOTAL       LOSSES    INTEREST      BALANCE
-----------------------------------------------------------------------------------------------------------------------------------
C       1,510,095,312.15   1,438,257,633.21            0.00     3,728,432.98       3,728,432.98   0.00     0.00     1,400,852,397.07
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------   -----------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                                   PASS-THROUGH RATES
----------------------------------------------------------------------------------------------------------   -----------------------
                        BEGINNINNG                                                               ENDING                CURRENT PASS-
CLASS     CUSIP         PRINCIPAL         PRINCIPAL         INTEREST              TOTAL        PRINCIPAL        CLASS    THRU RATE
----------------------------------------------------------------------------------------------------------   -----------------------
A1        46626laa8    945.88289088        33.02634936      3.09356254      36.11991190       912.85654151        A1    4.060000 %
A2        46626lab6    826.69220861        76.92511858      2.61051031      79.53562889       749.76709003        A2    3.920000 %
A3        46626lac4  1,000.00000000         0.00000000      3.25444445       3.25444445     1,000.00000000        A3    4.040000 %
A4        46626lad2  1,000.00000000         0.00000000      3.36722221       3.36722221     1,000.00000000        A4    4.180000 %
M1        46626lae0  1,000.00000000         0.00000000      3.44777780       3.44777780     1,000.00000000        M1    4.280000 %
M2        46626laf7  1,000.00000000         0.00000000      3.46388888       3.46388888     1,000.00000000        M2    4.300000 %
M3        46626lag5  1,000.00000000         0.00000000      3.48805549       3.48805549     1,000.00000000        M3    4.330000 %
M4        46626lah3  1,000.00000000         0.00000000      3.58472224       3.58472224     1,000.00000000        M4    4.450000 %
M5        46626laj9  1,000.00000000         0.00000000      3.60083317       3.60083317     1,000.00000000        M5    4.470000 %
M6        46626lak6  1,000.00000000         0.00000000      3.65722208       3.65722208     1,000.00000000        M6    4.540000 %
M7        46626lal4  1,000.00000000         0.00000000      4.07611135       4.07611135     1,000.00000000        M7    5.060000 %
M8        46626lam2  1,000.00000000         0.00000000      4.21305573       4.21305573     1,000.00000000        M8    5.230000 %
M9        46626lan0  1,000.00000000         0.00000000      4.57555526       4.57555526     1,000.00000000        M9    5.680000 %
M10       46626lap5  1,000.00000000         0.00000000      5.50194424       5.50194424     1,000.00000000        M10   6.830000 %
P         N/A        1,000.00000000         0.00000000         #######           ######     1,000.00000000        P     0.000000 %
TOTALS                 950.85587091        25.58896571      3.58195978      29.17092549       925.26690520
----------------------------------------------------------------------------------------------------------   -----------------------
                        BEGINNINNG                                                               ENDING               CURRENT PASS-
CLASS     CUSIP         NOTIONAL         PRINCIPAL          INTEREST              TOTAL          NOTIONAL       CLASS    THRU RATE
------------------------------------------------------------------------------------------   -------------   -----------------------
C         N/A          952.42838094         0.00000000      2.46900507       2.46900507       927.65826488        C     0.000000 %
------------------------------------------------------------------------------------------   -------------   -----------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                                Patrick B. Okas
                 JPMorgan Chase Bank, N.A. - ITS - Global Debt
                              4 NYP, 6th Floor, ,
                            New York, New York 10004
                              Tel: (212) 623-4469
                              Fax: (212) 623-5858


Principal Funds:
                         Scheduled Principal Payments (Total)                                                         929,858.67
                                                Group 1                                                               525,436.31
                                                Group 2                                                               404,422.36

                         Principal Prepayments (Total)                                                             36,435,878.58
                                                Group 1                                                            19,688,351.01
                                                Group 2                                                            16,747,527.57

                         Curtailments (Total)                                                                          39,687.40
                                                Group 1                                                                26,461.24
                                                Group 2                                                                13,226.16

                         Curtailment Interest Adjustments (Total)                                                        -188.51
                                                Group 1                                                                   -83.38
                                                Group 2                                                                  -105.13

                         Repurchase Principal (Total)                                                                       0.00
                                                Group 1                                                                     0.00
                                                Group 2                                                                     0.00

                         Substitution Amounts (Total)                                                                       0.00
                                                Group 1                                                                     0.00
                                                Group 2                                                                     0.00

                         Net Liquidation Proceeds (Total)                                                                   0.00
                                                Group 1                                                                     0.00
                                                Group 2                                                                     0.00
                         Other Principal Adjustments (Total)                                                                0.00
                                                Group 1                                                                     0.00
                                                Group 2                                                                     0.00
Interest Funds:

                         Gross Interest                                                                             8,755,841.01
                                                Group 1                                                             4,569,235.27
                                                Group 2                                                             4,186,605.74

                         Servicing Fees                                                                               359,563.60
                                                Group 1                                                               187,882.63
                                                Group 2                                                               171,680.97

                         Trustee Fees                                                                                   3,595.64
                                                Group 1                                                                 1,878.83
                                                Group 2                                                                 1,716.81

Prepayment Penalties:
                         Number of Loans Prepaid with Respect to which Prepayment Penalties were Collected                    99
                                                Group 1                                                                       62
                                                Group 2                                                                       37

                         Balance of Loans Prepaid with Respect to which Prepayment Penalties were Collected        20,293,018.06
                                                Group 1                                                            11,026,396.20
                                                Group 2                                                             9,266,621.86

                         Amount of Prepayment Penalties Collected                                                     571,760.09
                                                Group 1                                                               295,056.36
                                                Group 2                                                               276,703.73
Available Remitance Amount                                                                                         45,797,917.91

                         Principal Remittance Amount (Total)                                                       37,405,236.14
                                                Group 1                                                            20,240,165.18
                                                Group 2                                                            17,165,070.96

                         Interest Remittance Amount (Total)                                                         8,392,681.77
                                                Group 1                                                             4,379,473.81
                                                Group 2                                                             4,013,207.96
Pool Detail:
                         Beginning Number of Loans Outstanding                                                             7,909
                                                Group 1                                                                    4,988
                                                Group 2                                                                    2,921

                         Ending Number of Loans Outstanding                                                                7,730
                                                Group 1                                                                    4,874
                                                Group 2                                                                    2,856

                         Beginning Aggregate Loan Balance                                                       1,438,257,633.21
                                                Group 1                                                           751,532,409.11
                                                Group 2                                                           686,725,224.10

                         Ending Aggregate Loan Balance                                                          1,400,852,397.07
                                                Group 1                                                           731,292,243.93
                                                Group 2                                                           669,560,153.14

                         Current Advances                                                                                   0.00
                                                Group 1                                                                     0.00
                                                Group 2                                                                     0.00

                         Aggregate Advances                                                                                 0.00
                                                Group 1                                                                     0.00
                                                Group 2                                                                     0.00

                         Weighted Average Remaning Term To Maturity                                                          \02
                                                Group 1                                                                   351.73
                                                Group 2                                                                   353.02

                         Weighted Average Net Mortgage Rate                                                            7.00237 %
                                                Group 1                                                                6.99287 %
                                                Group 2                                                                7.01278 %

                        Delinquent Mortgage Loans

                                                 Group 1
                                                                                          Principal
                                                Category              Number               Balance                Percentage
                                                1 Month                        95           12,459,652.70                   1.70 %
                                                2 Month                         8            1,166,882.66                   0.16 %
                                                3 Month                         2              213,482.82                   0.03 %
                                                Total                         105           13,840,018.18                   1.89 %
                                                 Group 2
                                                                                          Principal
                                                Category              Number               Balance                Percentage
                                                1 Month                        54           10,514,134.51                   1.57 %
                                                2 Month                         5            1,206,832.84                   0.18 %
                                                3 Month                         2              275,745.09                   0.04 %
                                                 Total                         61           11,996,712.44                   1.79 %

                                                * Delinquent Bankruptcies and Foreclosures are not included in the table above.

                                                 Group 1
                                                                                          Principal
                                                 Period                Number               Balance               Percentage
                                                0-30 days                      95           12,459,652.70                   1.70 %
                                                31-60 days                      8            1,166,882.66                   0.16 %
                                                61-90 days                      2              213,482.82                   0.03 %
                                                Total                     105               13,840,018.18                   1.89 %
                                                 Group 2
                                                                                          Principal
                                                 Period                Number               Balance               Percentage
                                                0-30 days                      54           10,514,134.51                   1.57 %
                                                31-60 days                      5            1,206,832.84                   0.18 %
                                                61-90 days                      2              275,745.09                   0.04 %
                                                 Total                         61           11,996,712.44                   1.79 %

                        Bankruptcies
                                                                      Principal
                                                 Number               Balance               Percentage
                                   Group 1           28                3,443,496.56            0.47%
                                   Group 2           10                2,713,345.33            0.41%
                                    Total            38                6,156,841.89            0.44%

                                                Group 1 Bankruptcy Reporting:
                         Number of Bankruptcy Loans that are Current                                                          20
                         Principal Balance of Bankruptcy Loans that are Current                                     2,336,275.87
                         Number of Bankruptcy Loans that are 1 Month Delinquent                                                6
                         Principal Balance of Bankruptcy Loans that are 1 Month Delinquent                            957,536.55
                         Number of Bankruptcy Loans that are 2 Months Delinquent                                               2
                         Principal Balance of Bankruptcy Loans that are 2 Months Delinquent                           149,684.14
                         Number of Bankruptcy Loans that are 3+ Months Delinquent                                              0
                         Principal Balance of Bankruptcy Loans that are 3+ Months Delinquent                                0.00
                         Total Number of Bankruptcy Loans                                                                     28
                         Total Principal Balance of Bankruptcy Loans                                                3,443,496.56

                                                Group 2 Bankruptcy Reporting:
                         Number of Bankruptcy Loans that are Current                                                           8
                         Principal Balance of Bankruptcy Loans that are Current                                     2,207,410.50
                         Number of Bankruptcy Loans that are 1 Month Delinquent                                                2
                         Principal Balance of Bankruptcy Loans that are 1 Month Delinquent                            505,934.83
                         Number of Bankruptcy Loans that are 2 Months Delinquent                                               0
                         Principal Balance of Bankruptcy Loans that are 2 Months Delinquent                                 0.00
                         Number of Bankruptcy Loans that are 3+ Months Delinquent                                              0
                         Principal Balance of Bankruptcy Loans that are 3+ Months Delinquent                                0.00
                         Total Number of Bankruptcy Loans                                                                     10
                         Total Principal Balance of Bankruptcy Loans                                                2,713,345.33

                        Forclosures
                                                                      Principal
                                                 Number               Balance               Percentage
                                   Group 1           7               1,182,263.67              0.16%
                                   Group 2          12               2,721,523.62              0.41%
                                    Total           19               3,903,787.29              0.28%

                                                Group 1 Foreclosure Reporting:
                         Number of Foreclosure Loans that are Current                                                          0
                         Principal Balance of Foreclosure Loans that are Current                                            0.00
                         Number of Foreclosure Loans that are 1 Month Delinquent                                               7
                         Principal Balance of Foreclosure Loans that are 1 Month Delinquent                         1,182,263.67
                         Number of Foreclosure Loans that are 2 Months Delinquent                                              0
                         Principal Balance of Foreclosure Loans that are 2 Months Delinquent                                0.00
                         Number of Foreclosure Loans that are 3+ Months Delinquent                                             0
                         Principal Balance of Foreclosure Loans that are 3+ Months Delinquent                               0.00
                         Total Number of Foreclosure Loans                                                                     7
                         Total Principal Balance of Foreclosure Loans                                               1,182,263.67

                                                Group 2 Foreclosure Reporting:
                         Number of Foreclosure Loans that are Current                                                          0
                         Principal Balance of Foreclosure Loans that are Current                                            0.00
                         Number of Foreclosure Loans that are 1 Month Delinquent                                              12
                         Principal Balance of Foreclosure Loans that are 1 Month Delinquent                         2,721,523.62
                         Number of Foreclosure Loans that are 2 Months Delinquent                                              0
                         Principal Balance of Foreclosure Loans that are 2 Months Delinquent                                0.00
                         Number of Foreclosure Loans that are 3+ Months Delinquent                                             0
                         Principal Balance of Foreclosure Loans that are 3+ Months Delinquent                               0.00
                         Total Number of Foreclosure Loans                                                                    12
                         Total Principal Balance of Foreclosure Loans                                               2,721,523.62

                                REO Properties
                                                                      Principal
                                                 Number               Balance               Percentage
                                   Group 1          0                    0.00                   0.00%
                                   Group 2          0                    0.00                   0.00%
                                    Total           0                    0.00                   0.00%

                                                Group 1 REO Reporting:
                         Number of REO Loans that are Current                                                                  0
                         Principal Balance of REO Loans that are Current                                                    0.00
                         Number of REO Loans that are 1 Month Delinquent                                                       0
                         Principal Balance of REO Loans that are 1 Month Delinquent                                         0.00
                         Number of REO Loans that are 2 Months Delinquent                                                      0
                         Principal Balance of REO Loans that are 2 Months Delinquent                                        0.00
                         Number of REO Loans that are 3+ Months Delinquent                                                     0
                         Principal Balance of REO Loans that are 3+ Months Delinquent                                       0.00
                         Total Number of REO Loans                                                                             0
                         Total Principal Balance of REO Loans                                                               0.00

                                                Group 2 REO Reporting:
                         Number of REO Loans that are Current                                                                  0
                         Principal Balance of REO Loans that are Current                                                    0.00
                         Number of REO Loans that are 1 Month Delinquent                                                       0
                         Principal Balance of REO Loans that are 1 Month Delinquent                                         0.00
                         Number of REO Loans that are 2 Months Delinquent                                                      0
                         Principal Balance of REO Loans that are 2 Months Delinquent                                        0.00
                         Number of REO Loans that are 3+ Months Delinquent                                                     0
                         Principal Balance of REO Loans that are 3+ Months Delinquent                                       0.00
                         Total Number of REO Loans                                                                             0
                         Total Principal Balance of REO Loans                                                               0.00

                         Loan Level REO - Schedule

                                             Group                               Schedule Principal
                                             Number      Loan Number  REO Date        Balance
                                                                                        0.00

                        Principal Payoffs by Group occurred in this Distribution
                        Group           Number of       Principal       Percentage
                        Number          Loans           Balance

                        1               114             19,688,351.01           2.69%
                        2               65              16,747,527.57           2.50%
                        Total          179              36,435,878.58           2.60%

                                                        Realized Loss by Group

                Group Number    Current Loss    Cumulative Loss    Ending Balance       Balance of            Net Liquidation
                                                                                        Liquidated Loans        Proceeds
                        1          0.00             0.00             731,292,243.93        0.00                    0.00
                        2          0.00             0.00             669,560,153.14        0.00                    0.00
                   Total           0.00             0.00           1,400,852,397.07        0.00                    0.00

Loss Detail:

                         Current Realized Losses- Reduced by Recoveries                                                     0.00
                                                Group 1                                                                     0.00
                                                Group 2                                                                     0.00

                         Cumulative Realized Losses - Reduced by Recoveries                                                 0.00
                                                Group 1                                                                     0.00
                                                Group 2                                                                     0.00

                         Current Applied Losses                                                                             0.00
                         Cumulative Applied Losses                                                                          0.00

Trigger Event                                                                                                                 NO
                         TEST I - Trigger Event Occurrence                                                                    NO
                         (Is Delinquency Percentage > 36% of of Senior Enhancement Percetage ?)
                         Delinquency Percentage                                                                        0.49373 %
                         36% of of Senior Enhancement Percetage                                                        8.49882 %
                         OR
                         TEST II - Trigger Event Occurrence                                                                   NO
                         (Are Cumulative Realized Losses as % of Original Loan Bal > Required Cumulative Loss % ?)
                         Cumulative Realized Losses as % of Original Loan Bal                                           0.00000 %
                         Required Cumulative Loss %                                                                     0.00000 %
O/C Reporting
                         Targeted Overcollateralization Amount                                                      48,323,049.99
                         Ending Overcollateralization Amount                                                        48,323,049.99
                         Ending Overcollateralization Deficiency                                                             0.00
                         Overcollateralization Release Amount                                                                0.00
                         Monthly Excess Interest                                                                     3,728,432.98
                         Payment to Class C                                                                          3,728,432.98

Certificate Interest Shortfall Detail:
Interest Carry Forward:
                         Interest Carryforward Balance with respect to such Distribution Date
                                                Class A-1                                                                    0.00
                                                Class A-2                                                                    0.00
                                                Class A-3                                                                    0.00
                                                Class A-4                                                                    0.00
                                                Class M-1                                                                    0.00
                                                Class M-2                                                                    0.00
                                                Class M-3                                                                    0.00
                                                Class M-4                                                                    0.00
                                                Class M-5                                                                    0.00
                                                Class M-6                                                                    0.00
                                                Class M-7                                                                    0.00
                                                Class M-8                                                                    0.00
                                                Class M-9                                                                    0.00
                                                Class M-10                                                                   0.00

                         Interest Carryforward Amount Paid This Period                                                       0.00
                                                Class A-1                                                                    0.00
                                                Class A-2                                                                    0.00
                                                Class A-3                                                                    0.00
                                                Class A-4                                                                    0.00
                                                Class M-1                                                                    0.00
                                                Class M-2                                                                    0.00
                                                Class M-3                                                                    0.00
                                                Class M-4                                                                    0.00
                                                Class M-5                                                                    0.00
                                                Class M-6                                                                    0.00
                                                Class M-7                                                                    0.00
                                                Class M-8                                                                    0.00
                                                Class M-9                                                                    0.00
                                                Class M-10                                                                   0.00

                         Interest Carryforward Amount Occured This Period                                                    0.00
                                                Class A-1                                                                    0.00
                                                Class A-3                                                                    0.00
                                                Class A-2                                                                    0.00
                                                Class A-4                                                                    0.00
                                                Class M-1                                                                    0.00
                                                Class M-2                                                                    0.00
                                                Class M-3                                                                    0.00
                                                Class M-4                                                                    0.00
                                                Class M-5                                                                    0.00
                                                Class M-6                                                                    0.00
                                                Class M-7                                                                    0.00
                                                Class M-8                                                                    0.00
                                                Class M-9                                                                    0.00
                                                Class M-10                                                                   0.00

                         Remaining Interest Carryforward Amount
                                                Class A-1                                                                    0.00
                                                Class A-2                                                                    0.00
                                                Class A-3                                                                    0.00
                                                Class A-4                                                                    0.00
                                                Class M-1                                                                    0.00
                                                Class M-2                                                                    0.00
                                                Class M-3                                                                    0.00
                                                Class M-4                                                                    0.00
                                                Class M-5                                                                    0.00
                                                Class M-6                                                                    0.00
                                                Class M-7                                                                    0.00
                                                Class M-8                                                                    0.00
                                                Class M-9                                                                    0.00
                                                Class M-10                                                                   0.00


Amounts Received with respect to the Yield Maintenance Agreement                                                             0.00

Basis Risk Reserve Fund Account:
                         Beginning Balance                                                                               1,000.00
                         Additions to the Basis Risk Reserve Fund                                                            0.00
                         Divident Earnings on the Basis Risk Reserve Fund                                                    0.00
                         Withdrawals from the Basis Risk Reserve Fund                                                        0.00
                         Ending Balance                                                                                  1,000.00

Basis Risk Reserve Carryover:
                         Interest Carryover Balance with respect to such Distribution Date
                                                Class A-1                                                                    0.00
                                                Class A-2                                                                    0.00
                                                Class A-3                                                                    0.00
                                                Class A-4                                                                    0.00
                                                Class M-1                                                                    0.00
                                                Class M-2                                                                    0.00
                                                Class M-3                                                                    0.00
                                                Class M-4                                                                    0.00
                                                Class M-5                                                                    0.00
                                                Class M-6                                                                    0.00
                                                Class M-7                                                                    0.00
                                                Class M-8                                                                    0.00
                                                Class M-9                                                                    0.00
                                                Class M-10                                                                   0.00

                         Interest Carryover Amount Occured This Period
                                                Class A-1                                                                    0.00
                                                Class A-2                                                                    0.00
                                                Class A-3                                                                    0.00
                                                Class A-4                                                                    0.00
                                                Class M-1                                                                    0.00
                                                Class M-2                                                                    0.00
                                                Class M-3                                                                    0.00
                                                Class M-4                                                                    0.00
                                                Class M-5                                                                    0.00
                                                Class M-6                                                                    0.00
                                                Class M-7                                                                    0.00
                                                Class M-8                                                                    0.00
                                                Class M-9                                                                    0.00
                                                Class M-10                                                                   0.00

                         Interest Carryover Amount Paid This Period
                                                Class A-1                                                                    0.00
                                                Class A-2                                                                    0.00
                                                Class A-3                                                                    0.00
                                                Class A-4                                                                    0.00
                                                Class M-1                                                                    0.00
                                                Class M-2                                                                    0.00
                                                Class M-3                                                                    0.00
                                                Class M-4                                                                    0.00
                                                Class M-5                                                                    0.00
                                                Class M-6                                                                    0.00
                                                Class M-7                                                                    0.00
                                                Class M-8                                                                    0.00
                                                Class M-9                                                                    0.00
                                                Class M-10                                                                   0.00

                         Remaining Interest Carryover Amount
                                                Class A-1                                                                    0.00
                                                Class A-2                                                                    0.00
                                                Class M-1                                                                    0.00
                                                Class A-3                                                                    0.00
                                                Class A-4                                                                    0.00
                                                Class M-2                                                                    0.00
                                                Class M-3                                                                    0.00
                                                Class M-4                                                                    0.00
                                                Class M-5                                                                    0.00
                                                Class M-6                                                                    0.00
                                                Class M-7                                                                    0.00
                                                Class M-8                                                                    0.00
                                                Class M-9                                                                    0.00
                                                Class M-10                                                                   0.00

Non-Supported Interest Shortfall:

                         Total Prepayment Interest Shortfall occured this distribution                                       0.00

                         Prepayment Interest Shortfall Allocated to Class A-1                                                0.00
                         Prepayment Interest Shortfall Allocated to Class A-2                                                0.00
                         Prepayment Interest Shortfall Allocated to Class A-3                                                0.00
                         Prepayment Interest Shortfall Allocated to Class A-4                                                0.00
                         Prepayment Interest Shortfall Allocated to Class M-1                                                0.00
                         Prepayment Interest Shortfall Allocated to Class M-2                                                0.00
                         Prepayment Interest Shortfall Allocated to Class M-3                                                0.00
                         Prepayment Interest Shortfall Allocated to Class M-4                                                0.00
                         Prepayment Interest Shortfall Allocated to Class M-5                                                0.00
                         Prepayment Interest Shortfall Allocated to Class M-6                                                0.00
                         Prepayment Interest Shortfall Allocated to Class M-7                                                0.00
                         Prepayment Interest Shortfall Allocated to Class M-8                                                0.00
                         Prepayment Interest Shortfall Allocated to Class M-9                                                0.00
                         Prepayment Interest Shortfall Allocated to Class M-10                                               0.00
                         Prepayment Interest Shortfall Allocated to Class C                                                  0.00

                         Total Relief Act Interest Shortfall occured this distribution                                       0.00

                         Relief Act Interest Shortfall Allocated to Class A-1                                                0.00
                         Relief Act Interest Shortfall Allocated to Class A-2                                                0.00
                         Relief Act Interest Shortfall Allocated to Class A-3                                                0.00
                         Relief Act Interest Shortfall Allocated to Class A-4                                                0.00
                         Relief Act Interest Shortfall Allocated to Class M-1                                                0.00
                         Relief Act Interest Shortfall Allocated to Class M-2                                                0.00
                         Relief Act Interest Shortfall Allocated to Class M-3                                                0.00
                         Relief Act Interest Shortfall Allocated to Class M-4                                                0.00
                         Relief Act Interest Shortfall Allocated to Class M-5                                                0.00
                         Relief Act Interest Shortfall Allocated to Class M-6                                                0.00
                         Relief Act Interest Shortfall Allocated to Class M-7                                                0.00
                         Relief Act Interest Shortfall Allocated to Class M-8                                                0.00
                         Relief Act Interest Shortfall Allocated to Class M-9                                                0.00
                         Relief Act Interest Shortfall Allocated to Class M-10                                               0.00
                         Relief Act Interest Shortfall Allocated to Class C                                                  0.00

Available Net Funds Cap to Libor Certificates                                                                            7.243835

One-Month LIBOR for Such Distribution Date                                                                               3.830000

LIBOR Certificates, the Uncapped Pass-Through Rate for Such Distribution Date
                         Class A-1                                                                                       4.060000
                         Class A-2                                                                                       3.920000
                         Class A-3                                                                                       4.040000
                         Class A-4                                                                                       4.180000
                         Class M-1                                                                                       4.280000
                         Class M-2                                                                                       4.300000
                         Class M-3                                                                                       4.330000
                         Class M-4                                                                                       4.450000
                         Class M-5                                                                                       4.470000
                         Class M-6                                                                                       4.540000
                         Class M-7                                                                                       5.060000
                         Class M-8                                                                                       5.230000
                         Class M-9                                                                                       5.680000
                         Class M-10                                                                                      6.830000

Reduction of Certificate Principal Amounts due to Applied Loss Amounts
Deferred Amounts Detail:
                         Deferred Amount with respect to such Distribution Date
                                                Class M-1                                                                    0.00
                                                Class M-2                                                                    0.00
                                                Class M-3                                                                    0.00
                                                Class M-4                                                                    0.00
                                                Class M-5                                                                    0.00
                                                Class M-6                                                                    0.00
                                                Class M-7                                                                    0.00
                                                Class M-8                                                                    0.00
                                                Class M-9                                                                    0.00
                                                Class M-10                                                                   0.00

                         Deferred Amount Paid This Period                                                                    0.00
                                                Class M-1                                                                    0.00
                                                Class M-2                                                                    0.00
                                                Class M-3                                                                    0.00
                                                Class M-4                                                                    0.00
                                                Class M-5                                                                    0.00
                                                Class M-6                                                                    0.00
                                                Class M-7                                                                    0.00
                                                Class M-8                                                                    0.00
                                                Class M-9                                                                    0.00
                                                Class M-10                                                                   0.00

                         Deferred Amount Occured This Period                                                                 0.00
                                                Class M-1                                                                    0.00
                                                Class M-2                                                                    0.00
                                                Class M-3                                                                    0.00
                                                Class M-4                                                                    0.00
                                                Class M-5                                                                    0.00
                                                Class M-6                                                                    0.00
                                                Class M-7                                                                    0.00
                                                Class M-8                                                                    0.00
                                                Class M-9                                                                    0.00
                                                Class M-10                                                                   0.00

                         Remaining Deferred Amount
                                                Class M-1                                                                    0.00
                                                Class M-2                                                                    0.00
                                                Class M-3                                                                    0.00
                                                Class M-4                                                                    0.00
                                                Class M-5                                                                    0.00
                                                Class M-6                                                                    0.00
                                                Class M-7                                                                    0.00
                                                Class M-8                                                                    0.00
                                                Class M-9                                                                    0.00
                                                Class M-10                                                                   0.00

Copyright 2005 J.P. Morgan Chase & Co. All rights reserved.

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